UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 6, 2017

THE ESTÉE LAUDER COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York		10153
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 572-4200

Not Applicable

(Former name or former address, if changed since last report)

☐            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2017, The Estée Lauder Companies Inc. (the “Company”) completed a public offering of $500,000,000 aggregate principal amount of its 1.800% Senior Notes due 2020 (the “2020 Notes”), $500,000,000 aggregate principal amount of its 3.150% Senior Notes due 2027 (the “2027 Notes”) and $500,000,000 aggregate principal amount of its 4.150% Senior Notes due 2047 (the “2047 Notes” and, together with the 2020 Notes and the 2027 Notes, the “Notes”). The Notes are governed by the Indenture, dated as of November 5, 1999 (the “Indenture”), between the Company and U.S. Bank Trust National Association, as successor in interest to State Street Bank and Trust Company, as trustee.

The 2020 Notes mature on February 7, 2020, the 2027 Notes mature on March 15, 2027 and the 2047 Notes mature on March 15, 2047. Interest on the 2020 Notes is payable on February 7 and August 7 of each year, commencing August 7, 2017 and accrues from February 9, 2017. Interest on the 2027 Notes and the 2047 Notes is payable on March 15 and September 15 of each year, commencing September 15, 2017 and accrues from February 9, 2017. The Company may redeem the Notes of each series, in whole or in part, at its option at any time with respect to the 2020 Notes; and prior to (i) December 15, 2026 (three months prior to the maturity date of the 2027 Notes) with respect to the 2027 Notes and (ii) September 15, 2046 (six months prior to the maturity date of the 2047 Notes) with respect to the 2047 Notes, in each case, by paying a make-whole premium, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. In addition, the Company may redeem the 2027 Notes and 2047 Notes, as applicable, in whole or in part, at its option at any time on or after December 15, 2026 (three months prior to the maturity date of the 2027 Notes) with respect to the 2027 Notes, and September 15, 2046 (six months prior to the maturity date of the 2047 Notes) with respect to the 2047 Notes, in each case, at 100% of the aggregate principal amount of the 2027 Notes or 2047 Notes, as applicable, to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. The Notes are senior unsecured obligations of the Company and rank equally with all of its other senior unsecured indebtedness.

The Notes are subject to certain customary covenants, including limitations on the Company’s ability to merge, consolidate or sell assets; limitations on the ability of the Company and certain of its subsidiaries to secure indebtedness with liens; and limitations on sale and leaseback transactions by the Company and certain of its subsidiaries. In addition, upon the occurrence of a Change of Control Repurchase Event (as described in the officers’ certificates setting forth the terms of the 2020 Notes, 2027 Notes and 2047 Notes (each, an “Officers’ Certificate”)), the Company will be required to make an offer to repurchase the Notes at 101% of the aggregate principal amount.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4 to Amendment No. 1 to the Company’s Registration Statement on Form S-3 (No. 333-85947) filed on November 5, 1999; and to the full text of the Officers’ Certificate and the global note representing the 2020 Notes, to the full text of the Officers’ Certificate and the global note representing the 2027 Notes and to the full text of the Officers’ Certificate and the global note representing the 2047 Notes, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 hereto, respectively. Each of the foregoing documents is incorporated by reference herein.

Item 8.01 Other Events.

On February 6, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters identified on Schedule II thereto (collectively, the “Underwriters”), to sell $500,000,000 aggregate principal amount of the 2020 Notes, $500,000,000 aggregate principal amount of the 2027 Notes and $500,000,000 aggregate principal amount of the 2047 Notes under the Company’s automatic shelf registration statement on Form S-3 (No. 333-204381) (the “Registration Statement”) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), and effective as of May 22, 2015. The Company sold the 2020 Notes to the Underwriters at a price of 99.736% of the principal amount thereof, and the Underwriters offered the 2020 Notes to the public at a price of 99.986% of the principal amount thereof. The Company sold the 2027 Notes to the Underwriters at a price of 99.513% of the principal amount thereof, and the Underwriters offered the 2027 Notes to the public at a price of 99.963% of the principal amount thereof. The Company sold the 2047 Notes to the Underwriters at a price of 98.864% of the principal amount thereof, and the Underwriters offered the 2047 Notes to the public at a price of 99.739% of the principal amount thereof.

The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification and obligations of the parties. The Company has also agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Certain of the Underwriters perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they will receive fees and expenses.

On February 6, 2017, the Company announced the offering and pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference into the Registration Statement.

In connection with the offering of the Notes, the Company is filing as Exhibit 12.1 hereto the computation of the Company’s ratio of earnings to fixed charges for the periods presented in the prospectus supplement to the Registration Statement. Such computation is incorporated by reference into the Registration Statement.

In connection with the receipt of proceeds from the offering of the Notes, on February 9, 2017, the Company notified Citibank, N.A., as Administrative Agent, under the senior unsecured $1.5 billion 364-day revolving credit agreement, dated as of November 14, 2016, with the lenders listed therein, of its election to terminate the commitments under such agreement, effective on February 21, 2017.  In connection therewith, effective on February 21, 2017, the Company is decreasing its commercial paper program to $1.5 billion (from $3 billion) under which it may issue commercial paper in the United States.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement, dated February 6, 2017, among The Estée Lauder Companies Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Officers’ Certificate, dated February 9, 2017 defining certain terms of the 1.800% Senior Notes due 2020.

4.2	Form of Global Note for the 1.800% Senior Notes due 2020 (included as Exhibit A in Exhibit 4.1).

4.3	Officers’ Certificate, dated February 9, 2017 defining certain terms of the 3.150% Senior Notes due 2027.

4.4	Form of Global Note for the 3.150% Senior Notes due 2027 (included as Exhibit A in Exhibit 4.3).

4.5	Officers’ Certificate, dated February 9, 2017 defining certain terms of the 4.150% Senior Notes due 2047.

4.6	Form of Global Note for the 4.150% Senior Notes due 2047 (included as Exhibit A in Exhibit 4.5).

5.1	Opinion of Weil, Gotshal & Manges LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

99.1	Press Release issued by the Company, dated February 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTÉE LAUDER COMPANIES INC.

Date: February 9, 2017

	By:	/s/ Spencer G. Smul
Spencer G. Smul
Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated February 6, 2017, among The Estée Lauder Companies Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Officers’ Certificate, dated February 9, 2017 defining certain terms of the 1.800% Senior Notes due 2020.

4.2	Form of Global Note for the 1.800% Senior Notes due 2020 (included as Exhibit A in Exhibit 4.1).

4.3	Officers’ Certificate, dated February 9, 2017 defining certain terms of the 3.150% Senior Notes due 2027.

4.4	Form of Global Note for the 3.150% Senior Notes due 2027 (included as Exhibit A in Exhibit 4.3).

4.5	Officers’ Certificate, dated February 9, 2017 defining certain terms of the 4.150% Senior Notes due 2047.

4.6	Form of Global Note for the 4.150% Senior Notes due 2047 (included as Exhibit A in Exhibit 4.5).

5.1	Opinion of Weil, Gotshal & Manges LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

99.1	Press Release issued by the Company, dated February 6, 2017.